[LOGO]

     SEAN P. BRENNAN
     VICE PRESIDENT
     CORPORATE BANKING

     1420 Fifth Avenue, 11th Floor
     Post Office Box 720 (WWH-733)
     Seattle, Washington 98111-0720
     206\344-5529
     206\344-2332 FAX


     April 22, 1999


     Fine.Com International Corp.
     1525 Fourth Avenue
     Suite 800
     Seattle, WA 98101

     Attention:     Daniel Fine, CEO
                    Tim Carroll, EVP Finance

     Dear Gentlemen:

     I am pleased to confirm U.S. Bank has agreed to extend a Revolving Credit Facility to Fine.Com International subject to, but not limited to, the following terms and conditions.

     ---------------------------------------------
     FACILITY NO. 1 - REVOLVING LINE OF CREDIT
     ---------------------------------------------

     BORROWER:           Fine.Com International Corp.

     AMOUNT:             $750,000

     TYPE OF FACILITY:   Revolving Line of Credit - fund cash flow cycle

     USE OF PROCEEDS:    Advances under the line of credit shall be used to
                         fund ongoing operating requirements.

     INTEREST RATE:      PRIME RATE OPTION
                         U.S. Bank Prime plus 0.25 percent per annum.

                         All rates are calculated on a 360 day basis for actual days outstanding.

     LOAN FEES:          Upfront commitment fee - $2,500.00

                                                          FINE.COM INTERNATIONAL
                                                                  APRIL 22, 1999
                                                                          PAGE 2

     REPAYMENT
     AND EXPIRY:         Borrower shall pay U.S. Bank an amount equal to all
                         accrued interest on the revolving line on the 1st day of each month during the term thereof. The line will mature on 9/1/99, at which time all outstanding principal, accrued interest, and other charges shall be paid in full.

     COLLATERAL:         U.S. Bank shall obtain a first priority security
                         interest in all of Borrowers accounts receivable and deposit accounts.

     BORROWING BASE:     The aggregate outstanding principal amount of
                         advances under the revolver shall not exceed an amount equal to the sum of 75% of eligible accounts receivable, 0-90 days DOI.

     GUARANTOR:          None


     TERMS AND CONDITIONS

     CONDITIONS
     PRECEDENT:          USB's extension of this financial accommodation is
                         subject to the fulfillment of a number of conditions. Such conditions include, but are not necessarily limited to, the following:

                         1) CREDIT DOCUMENTS. At closing, Borrower shall execute such documents as U.S. Bank, in its discretion, deems necessary in order to document the Facilities and render itself secure. The credit documents will contain terms and conditions in addition to those set forth herein. Among the documents to be executed at closing will be a loan agreement, promissory note, authorizing resolutions, security agreements, and financing statements.

                         2)  Receipt of $2,500.00 upfront commitment fee.


     REPORTING
     REQUIREMENTS:       Among the reporting requirements that will be set
                         forth in the credit documents, will be the following:

                                                         FINE.COM INTERNATIONAL
                                                                 APRIL 22, 1999
                                                                         PAGE 3


                              a) Monthly financial statements, including a balance sheet and statement of income, to be received within 30 days of the end of each month.

                              b)   Monthly financial reports which shall
                         include an accounts payable and accounts receivable aging, to be received within 20 days of the end of each month.

                              c) In the event an outstanding balance exists under the credit facility, monthly borrowing base certificate are due within twenty days after the end of each month by which Borrower calculates and certifies that the aggregate outstanding principal amount of advances under the revolving line of credit does not exceed an amount equal to the sum of 75% of eligible Accounts Receivable.


                              d) An annual unqualified audit of Borrower's financial statements (including statement of cash flows) to be received within 90 days of the end of the Borrower's fiscal year end, which audit shall verify compliance with provisions of the credit documents, and shall be delivered to U.S. Bank together with the auditor's management letter.

                              e)   Monthly certifications as to compliance
                         with all terms and conditions of the credit documents, to be delivered within 30 days of the end of each month, a statement that no default or event of default under the credit agreement existed during such month, and a calculation of all financial covenants set forth in the credit agreement. In addition, the Borrower shall confirm month end cash and cash equivalent balances domiciled with U.S. Bank's Investment Department.

                              f)   Monthly operating reports covering such
                         information as may be reasonably requested by U.S. Bank within 30 days of the end of each month.

                              g)   Fiscal year budgets to be submitted by
                         within 60 days after fiscal year end to include monthly profit and loss statements, balance sheet, statement of cash flows and capital expenditure budget.

                                                         FINE.COM INTERNATIONAL
                                                                 APRIL 22, 1999
                                                                         PAGE 4


FINANCIAL
COVENANTS:               1)   Borrower shall maintain a minimum Working
                         Capital of $1,400,000, measured monthly (All cash held with U.S. Bank's Investment Department shall be included in the working capital calculation).

                         2) Borrower shall maintain a minimum Tangible Net Worth of $2,850,000 measured monthly.

                         3) Net losses exceeding $300M in any one fiscal quarter shall constitute a technical default, initial testing commencing with first quarter ending 4/30/99.

                         4) Borrower shall not: a) loan, invest in or advance money or assets, b) purchase, create or acquire any interest in any other enterprise or entity, or c) incur any obligation as surety or guarantor other than in ordinary course of business.

                         5) Except for trade debt incurred in the normal course of business and indebtedness to U.S. Bank contemplated by this commitment, Borrower shall not incur or assume indebtedness for borrowed money, including capital leases without written consent of U.S. Bank.

MISCELLANEOUS:           1)   DEPOSITORY ACCOUNTS.  All depository and
                         investment accounts shall be domiciled at U.S. Bank as a condition of the Revolving Credit Facility.

                         2) PRIME RATE. U.S. Bank's Prime Rate is that rate of interest announced or published by U.S. Bank from time to time as its "Prime Rate," but is not necessarily the lowest or best rate charged to any classification of U.S. Bank customers. The Prime Rate is a floating rate, changes in which shall be effective on the day announced or published by U.S. Bank. The credit documents shall provide for default interest rates and late fees.

                         3) APPLICABLE LAW. Washington law shall apply to this transaction.

                                                          FINE.COM INTERNATIONAL
                                                                  APRIL 22, 1999
                                                                          PAGE 5

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND
        CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE
                   NOT ENFORCEABLE UNDER WASHINGTON LAW.

U.S. BANK NATIONAL ASSOCIATION


BY       /s/ Sean P. Brennan
----------------------------------

TITLE    Vice President
----------------------------------



PLEASE SIGNIFY YOUR ACCEPTANCE BY SIGNING BELOW.


ACCEPTED BY
FINE.COM INTERNATIONAL CORPORATION


BY       /s/ Tim Carroll
----------------------------------

TITLE    /s/ Tim Carroll  EVP
----------------------------------

DATE     4/22/99
----------------------------------

[LOGO]

     SEAN P. BRENNAN
     VICE PRESIDENT
     CORPORATE BANKING

     1420 Fifth Avenue, 11th Floor
     Post Office Box 720 (WWC-733)
     Seattle, Washington 98111-0720
     206\344-5529
     206\344-2332 FAX


     April 22, 1999


     Fine.Com International Corp.
     1525 Fourth Avenue
     Suite 800
     Seattle, WA 98101

     Attention:     Daniel Fine, CEO
                    Tim Carroll, EVP Finance

     Dear Gentlemen:

     We are in receipt of Fine.Com International's (FCI) January 31, 1999 fourth quarter ended and fiscal year end financial statements. Continued operating losses and expenses associated with the closure of FCI's subsidiary in the United Kingdom resulted in non-compliance with certain financial covenants governing our credit relationship. This letter formally recognizes that FCI was in technical default with certain terms and conditions defined in the Loan Agreement executed on 1/4/99. Non-compliance with financial covenants include:

          Minimum Working Capital - $2,050M
               Actual Working Capital as of 1/31/99 - $1,684M
          Minimum Tangible Net Worth - $3,425M
               Actual Tangible Net Worth as of 1/31/99 - $3,123M

     Effective April 2, 1999 U.S. Bank waives the defaults and recasts certain financial covenants governing the Revolving Credit Commitment as defined in the April 22, 1999 Commitment Letter.

     Sincerely,


     /s/ Sean P. Brennan
     Sean P. Brennan
     Vice President

     ACKNOWLEDGED BY
     FINE.COM INTERNATIONAL CORPORATION


     BY       /s/ Tim Carroll
     ----------------------------------

     TITLE    /s/ Tim Carroll  EVP
     ----------------------------------

     DATE     4/22/99
     ----------------------------------